UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2005

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification Number

7321 Lincoln Way, Garden Grove, California 92841

(Address of principal executive office) (Zip Code)

(714) 898-0007

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION

The sole purpose of this amendment is to include two exhibits that were inadvertently omitted from the Registrant’s Form 8-K/A, filed with the SEC on October 20, 2005.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On October 20, 2005 the Registrant entered into amendments of two material agreements:

1.	The Second Amendment, dated October 20, 2005, to the Agreement and Plan of Reorganization (the “Second Amendment”) between the Registrant and QuaTech, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005.

2.	The First Amendment to the Licensing Agreement, dated October 20, 2005 (the “License Amendment”) among the Registrant, Quatech and Development Capital Ventures LP (“DCV”), that licenses DCV and QuaTech and their successors the rights to manufacture and distribute the Registrant’s Airborne™ wireless technology.

Descriptions of these amendments are as set forth in the Registrant’s Form 8-K/A filed with the SEC on October 20, 2005.

The amendments to the agreements were announced in a press release dated October 20, 2005, are attached hereto as Exhibits 2.4.3 and 2.5.1, and are incorporated herein by this reference. The descriptions herein are qualified in their entirety by reference to the exhibits.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

EXHIBITS

Ex. No.	Description

2.4	Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission*

2.4.1	Typed signatures to Exhibit 2.4**

2.4.2	First Amendment, dated August 5, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005***

2.4.3	Second Amendment, dated October 20, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005

2.5	License Agreement, dated August 5, 2005, originally entered into on April 26, 2005***

2.5.1	First Amendment, dated October 20, 2005, to License Agreement dated August 5, 2005

10.24	Bridge Loan and Escrow Agreement, dated July 29, 2005***

10.25	Convertible Term Note, dated August 5, 2005***

10.26	Loan Agreement, dated August 5, 2005***

10.27	Security Agreement, dated August 5, 2005, with attached Riders***

99.1	Press Release of Registrant, dated August 5, 2005***

99.2	Press Release of Registrant, dated October 20, 2005****

*	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on April 27, 2005.

**	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on May 20, 2005.

***	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K filed with the SEC on August 9, 2005.

****	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on October 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC Technologies Corp. (Registrant)

Date: November 22, 2005	/s/ Creighton K. Early
(Signature) Creighton K. Early, Chief Executive Officer (Name and Title)

EXHIBIT INDEX

Ex. No.	Description

2.4	Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission*

2.4.1	Typed signatures to Exhibit 2.4**

2.4.2	First Amendment, dated August 5, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005***

2.4.3	Second Amendment, dated October 20, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005

2.5	License Agreement, dated August 5, 2005***

2.5.1	First Amendment, dated October 20, 2005, to License Agreement dated August 5, 2005

10.24	Bridge Loan and Escrow Agreement, dated July 29, 2005***

10.25	Convertible Term Note, dated August 5, 2005***

10.26	Loan Agreement, dated August 5, 2005***

10.27	Security Agreement, dated August 5, 2005, with attached Riders***

99.1	Press Release of Registrant, dated August 5, 2005***

99.2	Press Release of Registrant, dated October 20, 2005****

*	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on April 27, 2005.

**	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on May 20, 2005.

***	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K filed with the SEC on August 9, 2005.

****	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on October 20, 2005.